UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):           June 9, 2011

AUTHENTEC, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33552	59-3521332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Rialto Place, Suite 100, Melbourne, Florida 32901
(Address of Principal Executive Offices)  (Zip Code)

(321) 308-1300
(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2011, AuthenTec, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2010 Incentive Plan (the “2010 Incentive Plan”) to increase the total number of authorized shares by 4,500,000.  A description of the material terms of the 2010 Incentive Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2011.

Item 5.07.  Submission of Matters to a Vote of Security Holders

As discussed above, the Company held its Annual Meeting on June 9, 2011.  At the Annual Meeting, the Company’s stockholders (i) elected each of the persons listed below to serve as a director of the Company with terms to expire at the 2012 Annual Meeting, (ii) approved an amendment to the 2010 Incentive Plan to increase the number of shares available under the 2010 Incentive Plan, (iii) approved executive compensation on an advisory basis, (iv) selected, on an advisory basis, a one year frequency for the advisory vote on executive compensation, and (v) ratified the selection of PricewaterhouseCoopers LLP as the Company’s registered independent certified public accounting firm for the fiscal year ending December 30, 2011.

The results of the vote of the Company’s stockholders were as follows:

Proposal 1: Election of Directors

Director Nominee	For Votes	Withheld Votes
Ronald Black	21,158,848	2,344,513
Lawrence J. Ciaccia	22,876,261	627,100
Chris Fedde	21,230,538	2,272,823
Gustav H. Koven III	19,479,564	4,023,797
F. Scott Moody	21,052,842	2,450,519
Jean Schmitt	22,984,750	518,611
William Washecka	21,198,132	2,305,229

There were 11,119,951 broker non-votes on this proposal.

Proposal 2:  Approval of an Amendment to the Company’s 2010 Incentive Plan to Increase the Number of Shares Available Under the 2010 Incentive Plan

For Votes	Against Votes	Abstentions
20,110,337	3,356,254	36,770

There were 11,119,951 broker non-votes on this proposal.

Proposal 3:  Approval, by Non-Binding Vote, of Executive Compensation

For Votes	Against Votes	Abstentions
19,440,112	3,959,033	104,216

There were 11,119,951 broker non-votes on this proposal.

Proposal 4:  Approval, by Non-Binding Vote, of Executive Compensation

One Year	Two Years	Three Years	Abstentions
23,153,213	91,331	150,048	108,769

There were 11,119,951 broker non-votes on this proposal.

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Board has determined that the Company will hold an advisory vote on executive compensation annually.

Proposal 5:  Ratification of PricewaterhouseCoopers LLP as the Company’s Registered Independent Certified Public Accounting Firm for the Fiscal Year Ending December 30, 2011

For Votes	Against Votes	Abstentions
33,940,389	631,288	51,635

There were no broker non-votes on this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTHENTEC, INC.

Dated: June 15, 2011	By:	/s/ Frederick R. Jorgenson
Frederick R. Jorgenson
Vice President, General Counsel and Secretary